Exhibit 99.1

AMENDMENT TO REAL ESTATE CONTRACT

THIS AMENDMENT TO REAL ESTATE CONTRACT (this “Amendment”) is made effective as of December 28, 2017 (said date being the effective date of this Amendment), by and between LEGACY CAPITAL GROUP A LIMITED PARNERSHIP, an Oklahoma limited partnership (“Seller”), and ENOVATION CONTROLS, LLC, an Oklahoma limited liability company (“Buyer”).

RECITALS:

WHEREAS, Seller and Buyer previously entered into that certain Real Estate Contract dated effective October 30, 2017 (the “Contract”), whereby Buyer agreed to purchase certain property described therein from Seller; and

WHEREAS, Buyer and Seller desire to amend certain terms and conditions set forth in the Contract as described below.

NOW, THEREFORE, in consideration of the mutual covenants, conditions, promises and agreements set forth herein and other good and valuable consideration, the receipt and legal sufficiency of which is hereby acknowledged, Seller and Buyer agree as follows:

1.   Incorporation and Definitions. This Amendment incorporates all of the terms and conditions from the Contract to the extent that they are not amended, modified, or superseded by this Amendment.  Capitalized terms in this Amendment shall have the meanings ascribed to those terms in the Contract unless otherwise defined herein or the context otherwise dictates.

2.   Correction of Seller Entity Name.  The parties acknowledge that Seller is incorrectly referred to as “Legacy Capital Group” in the Contract.  The correct name of Seller is “Legacy Capital Group A Limited Partnership, an Oklahoma limited partnership”.  The parties agree that all references to Seller in the Contract shall hereafter be to Legacy Capital Group A Limited Partnership.

3.   Ratification.  Except as modified by this Amendment, and notwithstanding anything to the contrary in the Contract, the parties ratify all the terms and conditions set forth in the Contract and acknowledge that the Contract is in full force and effect and is binding on the parties thereto.

4.   General Provisions.

4.1.   Time. Time is of the essence in this Amendment.

4.2.   Entire Agreement. This Amendment along with the Contract are the entire agreement between the parties and neither party shall be bound by any verbal representation altering the terms of this Amendment, whether by the parties or their agents.

4.3.   Amendment and Waiver. This Amendment may be amended at any time, but only by an instrument in writing executed by Seller and Buyer. Either party hereto may waive any requirement to be performed by the other, provided that the waiver is in writing, executed by the party waiving the requirement, and is specifically designated as a waiver hereunder with reference to the applicable paragraph of this Amendment.

4.4.   Section Headings. Section headings contained in this Amendment are for reference purposes only and shall not affect in any way the meaning or interpretation of this Amendment.

4.5.   Partial Invalidity. If any provisions of this Amendment shall be held to be void or unenforceable for any reason, such provision shall be deemed modified so as to constitute a provision conforming as nearly as possible to the void or enforceable provision while still remaining valid and enforceable, and the remaining terms or provisions hereof shall not be affected thereby.

4.6.   Binding Effect. This Amendment shall be binding upon and inure to the benefit of the undersigned and their respective successors and assigns.

4.7.   Counterpart Facsimile Execution. This Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which will constitute the same amendment.  Signatures received via facsimile or electronic transmission shall be deemed to constitute an original signature and shall cause this Amendment to be enforceable against the party in question.

[Remainder of page intentionally left blank.  Signature page follows.]

IN WITNESS WHEREOF, the parties have executed and delivered this Amendment as of the day and year first above written.

SELLER:

LEGACY CAPITAL GROUP A LIMITED PARNERSHIP

By: /s/ Frank W. Murphy III

Printed Name: Frank W. Murphy III

Title: Manager

BUYER:

ENOVATION CONTROLS, LLC

By:/s/ Tricia Fulton

Printed Name:Tricia Fulton
Title:CFO

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